Exhibit 99.2

®

CIT

Third Quarter 2014 Financial Results

October 28, 2014

Important Notices

This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” and “continue,” or the negative of any of those words or similar expressions are intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

This presentation is to be used solely as part of CIT management’s continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.

1

Commercial Franchises Performing in Line With Profitability Targets

($ Millions)

Commercial Franchises [1] + CIT Corporate [2]		Portfolio Repositioning [3]		Total CIT
Year-to-date Pre-tax income: $542 **Pre-tax ROAEA: ~2.2%**	+	**Year-to-date Pre-tax Income** Non-Strategic Portfolios: ($74) Restructuring Expenses: ($25) Debt Restructuring [4] : $15	=	**Year-to-date** Pre-tax income: $458 Pre-tax ROAEA: ~1.8%
		Pre-tax Discontinued Ops: $56		Pre-tax Discontinued Ops: $56

3Q Highlights

Pre-tax income: $182 **Pre-tax ROAEA: ~2.2%**	+	Non Strategic Portfolios: ($56) Restructuring Expenses: ($9)	=	Pre-tax income: $117 Pre-tax ROAEA: ~1.4%

Year-to-date profitability impacted by Portfolio Repositioning

[1] Includes Transportation & International Finance (TIF) and North American Commercial Finance (NACF)
[2] CIT Corporate excludes restructuring expenses and debt restructuring
[3] Includes Non-Strategic Portfolios, Discontinued Ops, restructuring expenses and debt restructuring
[4] Reflects 2Q debt restructuring in the TRS which impacted TIF's and NACF's net finance margin by $7 million and other income by $8 million

3Q14 Earnings Call
2

Noteworthy Items in 3Q14

($ Millions except per share data)

Items in 3Q14 Results

Reported Diluted EPS $2.76 Impact Item Line Item Pre-tax After tax Per share

Partial VA reversal on U.S.

     Tax Provision - $375 $2.01 Federal DTA

Discrete tax item related to

     Tax Provision - $30 $0.16 Direct Capital acquisition Non Strategic Portfolios Other Income ($46) ($48) ($0.25) impairments Operating Restructuring expenses ($9) ($9) ($0.05) Expenses

EPS based on 186.29 million average diluted shares outstanding $ impacts are rounded

3Q14 Earnings Call 3

Performance Highlights & Trends

At or For the Period Ended	Q3 '14	Q2 '14	Q1 '14	Q4 '13	Q3 '13	FY '13	FY '12
EPS (Diluted) – Total	**$2.76** [(1)]	$1.29	$0.59	$0.65	$0.99	$3.35	($2.95)
EPS (Diluted) – Continuing Ops.	**$2.76** [(1)]	$1.02	$0.58	$0.61	$0.96	$3.19	($2.67)
EPS (Diluted) impact from VA Reversal	**$2.01**						
Book Value Per Share	**$49.10**	$46.42	$45.10	$44.78	$44.16	$44.78	$41.49
Tangible Book Value Per Share	**$45.87**	$44.16	$42.94	$42.98	$42.36	$42.98	$39.61
Continuing Ops. Profitability Metrics as a % of AEA [(2)]							
Net Finance Margin	**4.26%**	4.35%	4.01%	4.23%	4.56%	4.61%	(0.09%)
Adjusted Net Finance Margin [(3)]	**4.26%**	4.26%	4.01%	4.29%	4.56%	4.71%	4.58%
Provision for Credit Losses	**(0.45%)**	(0.12%)	(0.46%)	(0.19%)	(0.22%)	(0.22%)	(0.19%)
Other Income	**0.28%**	1.13%	0.89%	1.66%	1.37%	1.27%	2.23%
Operating Expenses	**(2.74%)**	(2.71%)	(2.91%)	(3.70%)	(3.01%)	(3.22%)	(3.24%)
Pre-tax Income	**1.36%**	2.64%	1.53%	2.00%	2.71%	2.44%	(1.50%)
Net Charge-offs (% of AFR [(4)])	**0.39%**	0.45%	0.76%	0.32%	0.59%	0.44%	0.46%
Non-accrual Loans (% of FR [(5)])	**1.02%**	1.02%	1.18%	1.29%	1.41%	1.29%	1.92%
Total Capital Ratio [(6)]	**15.0%**	16.7%	16.8%	17.4%	17.4%	17.4%	17.0%
Tier 1 Capital Ratio [(6)]	**14.3%**	16.0%	16.1%	16.7%	16.7%	16.7%	16.2%

[(1)] Includes VA reversal impact of $375 million, $2.01 diluted EPS
[(2)] Average earning assets (AEA) is computed using month end balances and is the average of finance receivables, operating lease equipment and financing and leasing assets held for sale less the credit balances of factoring clients.
[(3)] Excluding accelerated FSA net discount / premium and other charges on debt redemptions and accelerated OID (original issue discount) on debt extinguishment related to the TRS facility. Adjusted net finance margin is a non-GAAP measure; please see the non-GAAP disclosures in our third quarter press release for a reconciliation of non-GAAP to GAAP financial information.
[(4)] Average finance receivables (AFR) is computed using month end balances and is the average of finance receivables (as defined below). It excludes operating lease equipment.
[(5)] Finance receivables (FR) include loans, direct financing lease and leverage lease receivables and factoring receivables.
[(6)] Capital ratios are preliminary as of 9/30/14

CIT

3Q14 Earnings Call
4

Providing Financial Solutions to Small and Middle Market Companies and the Transportation Sector

Transportation & International Finance

     Leasing and financing solutions for Financing and Leasing Assets(1) Aerospace commercial airlines worldwide and Total $36 Billion business jet operators

     Rail Leasing and financing solutions to freight shippers and carriers Non-Strategic Portfolios Maritime Financing solutions to owners and $1 Finance operators of oceangoing cargo vessels International Lending and equipment leasing to small and middle market businesses in the UK

Finance and China

North American

North American Commercial Finance Transportation & Commercial

     International Finance Real Estate Senior secured commercial real estate Finance loans to developers and other commercial $16

Finance $19

real estate professionals

     Corporate Lending, leasing, and other financial and Finance advisory services to the middle market Equipment Leasing and equipment loan solutions to small businesses and middle market Finance companies Commercial Leading provider of factoring and financing Services to consumer finance companies

(1) Financing and Leasing assets include loans, operating lease equipment and assets held for sale; data as of 9/30/14.

3Q14 Earnings Call 5

Portfolio Trends – (Continuing Operations)

($ Billions) Total Assets

44.9 46.5

50.0 43.3 44.2 45% 42.3 40.0 Assets Assets

     16.8 20.3 40% Assets 14.7 16.1 18.3 30.0 35%

Total 20.0 Bank Total

     27.6 27.2 28.1 25.9 26.2 30% to 10.0 CIT

%

0.0 25% Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 All Other Assets CIT Bank Assets CIT Bank Assets % of Total Assets

Financing and Leasing Assets

40.0 36.1 33.9 34.7 32.1 32.7 30.0 15.7 16.4 15.0 15.2 14.7 20.0

10.0 18.4 19.1 15.6 16.4 17.6

0.0

Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 TIF NACF NSP

3Q14 Earnings Call 6

Adjusted Net Finance Margin Trend (1) – (Continuing Operations)

Near-term outlook : 3.75%-4.25% of AEA

5.0% 4.0% 3.0%

4.56%

     4.29% 4.26% 4.26% 2.0% 4.01%

1.0%

0.0%

Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14

(1) Adjusted Net Finance Margin is reported net finance revenue increased by accelerated FSA net discount/(premium) on debt extinguishments and repurchases and debt related prepayment costs, reduced by accelerated OID accretion; as a % of average earning assets

3Q14 Earnings Call 7

Asset Quality Trends – (Continuing Operations)

($ Millions)

Non-accrual Loans & Net Charge-offs

300 1.5% 258

Loans 241

250 AFR

     218 1.2% 201 to 200 190 % accrual 0.9% 150 -offs 0.8% 0.6% Charge

100

– 0.6%

     0.5% 0.3% Non 50 0.4% 0.3% Net

0 0.0% Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 (1)

Non-accrual Loans Net Charge-offs % to AFR

Losses 500 Allowance for Loan Losses

Losses

     2.9% 450 400 356 356 353 358 2.7% 341 350 2.5%

Loan 300 Loan FR

     2.3% for 250 to

     200 1.9% 2.1%for Allowance 1.9% 1.9% % 1.8% 1.8% Allowance

150

     1.9% 100 1.7% 50

0 1.5% Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14

Allowance for Loan Losses Allowance for Loan Losses % to FR

(1) Q3’14, Q2’14, Q1’14, Q4’13, and Q3’13 include approximately $11 million, $12 million, $14 million, $5 million, and $12 million respectively, of charge-offs related to the transfer of loans to held for sale; exclusive of these charge-offs, net charge-offs as a % to AFR would have been 17 bps, 21 bps, 46 bps, 23 bps and 32 bps, respectively.

3Q14 Earnings Call 8

Other Income Trends – Components (Continuing Operations)

($ Millions)

Other Income

Near-term outlook : Key Drivers Line Item 0.75%-1.00% of AEA

1.5%

     Factoring Factoring Volume and Mix Commissions Commission Rates 1.0% Fee Market Pricing Revenues M&A Market Gain on Sales Residual Realization 0.5% of Leasing Portfolio Management Equipment of Operating Equipment Gains (Losses) on Loan & Portfolio Sales 0.0% Impairment on Assets Held for Sale All Recoveries of Loans Other Charged off Pre--0.5% Income Emergence and Loans Q3 ’13 Q4 ’13 Q1 ’14 Q2 ’14 Q3 ’14 Total Charged off Prior to

Reported: $105 $128 $71 $94 $24 Transfer to Held for Sale

      Counterparty Receivable Factoring commissions Accretion Fee revenues Factoring commissions & Fee revenues % of AEA

Gains on sales of leasing equipment

Factoring commissions, Fee revenues & Gains on sales of leasing equipment % of AEA All other income (1)

(1) All other income includes: Gains (losses) on loan and portfolio sales, impairment on assets held for sale, recoveries of loans charged off pre-emergence and loans charged off prior to transfer to held for sale, counterparty receivable accretion, gain on investments, gains (losses) on derivatives and foreign currency exchange, and other revenues.

3Q14 Earnings Call 9

Operating Expenses Trends – (Continuing Operations)

($ Millions) Near-term outlook : 2.00%-2.50% of AEA

400 3.5%

350 2.90% 2.87%

     2.79% 3.0% 2.64% 2.63% 300 284 Charges

2.5%

Expenses

250 229 234 235 225

2.0% Restructuring

200

Operating

     1.5% 150 1.0% ex.

100 213 211 210 205 211

AEA

50 0.5% to %

0 0.0% Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14

All Other Operating Expenses Restructuring Charges Deposit Related Tax Agreement Settlement % of AEA ex. Restructuring Charges / Tax Settlement

3Q14 Earnings Call 10

Pre-tax Return on Average Earning Assets



~(50) bps
Commercial Franchises
~(75) bps
Portfolio Repositioning
2.6%
~2.2%
1.4%
~2.0%
Q2 '14
Q3 '14
Near-term Outlook

Commercial Franchises: ~(50) bps

- ~(30) bps **Other Income** - TRS mark-to-market [(1)]
- ~(30) bps **Loss Provision** - Reserve build
- ~10 bps - **Other items**

Portfolio Repositioning: ~(75) bps

- ~(50) bps **Other Income** - NSP impairments
- ~(10) bps **NFM** - Debt restructuring benefit in 2Q
- ~(10) bps **Other Income** - Debt restructuring benefit in 2Q
- ~(5) bps **Expenses** - Restructuring expenses

(1) Reflects a 2Q positive mark of ~$11 million and a 3Q negative mark of ~$14 million

3Q14 Earnings Call

11

Profitability Metrics (1)

     Near-term 1Q’14 2Q’14 3Q’14 YTD’14 Outlook (12-18 months) Net Finance

4.01% 4.26% 4.26% 4.19% 3.75% - 4.25%

Margin (2)

Credit Provision (0.46%) (0.12%) (0.45%) (0.34%) (0.35%) – (0.75%)

Other Income 0.89% 1.13% 0.28% 0.76% 0.75% - 1.00%

Operating

Expenses (2.79%) (2.64%) (2.63%) (2.69%) (2.00%) – (2.50%)

(ex. restructuring)

Pre-tax Income

1.53% 2.64% 1.36% 1.84% ~2.00%

(ROAEA)

(1) % of average earning assets (2) Adjusted for debt refinancing costs

3Q14 Earnings Call 12

Partial Reversal of Valuation Allowance (VA) on U.S. Federal Net DTA

($ Billions)

     DTA/(DTL) as Description of 12/31/13

DTA: $5.2 Billion Federal NOL $1.8 Expiration: 2027 - 2033 Less Net DTL: Accelerated Depreciation from Operating Leases net of Other Items ($0.9) Fully Reserved Through Net Federal Deferred Tax Asset $0.9 a Valuation Allowance Prior to 3Q’14

$375M Discrete VA Reversal of the $900M Net Federal DTA in 3Q ’14

Increased Net Income by $375 million

Reported Book Value and Tangible Book value increases with minimal impact on regulatory capital ratios Expect remaining VA on Federal Net DTA to be reversed upon closing of OneWest acquisition Starting in 2015, reported earnings reduced by Federal tax provision on U.S. book taxable income at 35% statutory rate Economic earnings (cash tax basis) not impacted Management remains focused on economic earnings

3Q14 Earnings Call 13